UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
MIMEDX GROUP, INC.
(Name of registrant as specified in its charter)
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$MDXG Shareholders: Remember to register to attend our Annual Meeting of Shareholders. The deadline to register is 10am ET tomorrow. REGISTER TODAY. Info on how to register: https://votemimedx.com

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$MDXG Shareholders: Remember to register to attend our Annual Meeting of Shareholders. The deadline to register is 10 a.m. ET tomorrow. REGISTER TODAY for our Annual Meeting on Thursday, May 27th at 10 a.m. ET. For more information on how to register, please visit: https://votemimedx.com/